Kurv Yield Premium Strategy Tesla (TSLA) ETF
Schedule of Investments
February 28, 2025 (Unaudited)

PURCHASED OPTIONS - 1.6%	Notional Amount	Contracts	Value
Call Options - 1.6%			$–
Tesla, Inc., Expiration: 04/17/2025; Exercise Price: $380.00 (a)	$19,922,640	680	$321,300
TOTAL PURCHASED OPTIONS (Cost $3,677,018)			321,300

COMMON STOCKS - 0.3%		Shares	Value
Automobile and Light Duty Motor Vehicle Manufacturing - 0.3%
Tesla, Inc. (b)		200	58,596
TOTAL COMMON STOCKS (Cost $70,938)			58,596

SHORT-TERM INVESTMENTS - 123.2%			Value
Money Market Funds - 15.5%		Shares
Fidelity Government Portfolio - Class Institutional, 4.24% (c)		3,091,691	3,091,691

U.S. Treasury Bills - 107.7%		Par
4.19%, 04/08/2025 (d)(e)		7,195,000	7,164,571
4.19%, 05/15/2025 (d)(e)		7,400,000	7,337,089
4.17%, 06/26/2025 (d)(e)		7,150,000	7,054,642
			21,556,302
TOTAL SHORT-TERM INVESTMENTS (Cost $24,646,178)			24,647,993

TOTAL INVESTMENTS - 125.1% (Cost $28,394,134)			25,027,889
Liabilities in Excess of Other Assets - (25.1)%			(5,020,612)
TOTAL NET ASSETS - 100.0%			$20,007,277
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	100 shares per contract.
(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized effective yield as of February 28, 2025.
(d)	The rate shown is the annualized effective yield as of February 28, 2025.
(e)
All or a portion of security has been pledged as collateral for written options. The total value of assets committed as collateral as of February 28, 2025 is $18,281,506 which represented 91.4% of net assets.

Kurv Yield Premium Strategy Tesla (TSLA) ETF
Schedule of Written Options
February 28, 2025 (Unaudited)

WRITTEN OPTIONS - (32.7)%	Notional Amount	Contracts	Value
Call Options - (2.2)%
Tesla, Inc., Expiration: 04/17/2025; Exercise Price: $365.00 (a)	$(19,922,640)	(680)	$(435,200)

Put Options - (30.5)%
Tesla, Inc., Expiration: 04/17/2025; Exercise Price: $380.00 (a)	(19,864,044)	(678)	(6,107,085)
TOTAL WRITTEN OPTIONS (Premiums received $2,881,901)			$(6,542,285)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.

Summary of Fair Value Disclosure as of February 28, 2025 (Unaudited)

Kurv Yield Premium Strategy Tesla (TSLA) ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$321,300	$–	$321,300
Common Stocks	58,596	–	–	58,596
Money Market Funds	3,091,691	–	–	3,091,691
U.S. Treasury Bills	–	21,556,302	–	21,556,302
Total Investments	$3,150,287	$21,877,602	$–	$25,027,889

Liabilities:
Investments:
Written Options	$–	$(6,542,285)	$–	$(6,542,285)
Total Investments	$–	$(6,542,285)	$–	$(6,542,285)

Refer to the Schedule of Investments for further disaggregation of investment categories.